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                                                                    EXHIBIT 10.2

                                   CONSENT TO
                                CREDIT AGREEMENT

            CONSENT, dated as of July 15, 2004 (this "Consent"), to the Credit Agreement referred to below among ATARI, INC., formerly known as INFOGRAMES, INC., a Delaware corporation ("Borrower"), the other parties signatory thereto as Credit Parties, the Lenders party thereto (the "Lenders"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself, as a Lender, and as agent for the Lenders (in such capacity, "Agent").

                               W I T N E S S E T H

            WHEREAS, Borrower and Agent are parties to that certain Credit Agreement, dated as of November 12, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

            WHEREAS, Agent has agreed to consent to certain transactions described herein, all in the manner, and on the terms and conditions, provided for herein;

            NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

            2. Consent. As of the Effective Date (as hereinafter defined), the Requisite Lenders hereby (i) consent to (A) Borrower making, on behalf of California U.S. Holdings, Inc. ("CUSH"), all payments to Frederic Chesnais ("Chesnais"), the Executive Vice President and Chief Financial Officer of CUSH, as are required pursuant to the terms of that certain employment letter dated July 7, 2004 between Chesnais and CUSH, provided that the amounts of any such payments are promptly set off by Borrower against any amounts owed by Borrower to Parent or the Subsidiaries or Affiliates of Parent (collectively, the "Parent Entities") or are promptly reimbursed by Parent, and (B) Borrower entering in to that certain lease for an apartment to be used by Chesnais and his family until July 31, 2006 (the "Lease"), and to making monthly lease payments under the Lease in the amount of $13,995, provided that the amounts of any such lease payments are promptly set off against any amounts owed by Borrower to the Parent Entities or are promptly reimbursed by Parent, and (ii) agree that making the payments contemplated by clause (i) of this paragraph 2 and entering into the Lease will not violate any provision of the Credit Agreement or any Loan Document, including, without limitation, Section 6.2, Section 6.4 and Section
6.14 of the Credit Agreement.

            3. Representations and Warranties. To induce Agent to enter into this Consent, each Credit Party hereby represents and warrants that:


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            (a) The execution, delivery and performance of this Consent by
      Borrower and the other Credit Parties: (i) are within their respective organizational powers; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of their respective certificates or articles of incorporation or by-laws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority;
      (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Borrower or any Credit Party is a party or by which Borrower or any Credit Party or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of Borrower or any Credit Party other than those in favor of Agent pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority or any other Person.

            (b) This Consent has been duly executed and delivered by or on behalf of each Credit Party.

            (c) This Consent constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            (d) No Default or Event of Default has occurred and is continuing both before and after giving effect to this Consent.

            (e) No action, claim or proceeding is now pending or, to the knowledge of Borrower and the other Credit Parties, threatened against Borrower or the other Credit Parties, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, (i) which challenges Borrower's or the other Credit Parties' right, power, or competence to enter into this Consent or, to the extent applicable, perform any of its obligations under this Consent, the Credit Agreement or any other Loan Document, or the validity or enforceability of this Consent, the Credit Agreement or any other Loan Document or any action taken under this Consent, the Credit Agreement or any other Loan Document or (ii) which, if determined adversely, is reasonably likely to have or result in a Material Adverse Effect, except those that have been previously disclosed to Agent and Lenders in the Disclosure Schedules to the Credit Agreement or in the filings of the Borrower with the Securities and Exchange Commission, which have been provided to the Agent and Lenders pursuant to paragraph (g) of Exhibit E to the Credit Agreement. To the knowledge of Borrower and each Credit Party, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

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            (f) The representations and warranties of Borrower and the other
      Credit Parties contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the date hereof and the Effective Date with the same effect as if such representations and warranties had been made on and as of each such date, subject to previously provided Disclosure Schedules, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

            4. Ratification of Credit Agreement; Remedies.

            (a) Except as expressly provided for, and on the terms and conditions set forth, herein, the Credit Agreement and the other Loan Documents shall continue to be in full force and effect in accordance with their respective terms and shall be unmodified. In addition, this Consent shall not be deemed a waiver of any term or condition of any Loan Document by the Agent or the Lenders with respect to any right or remedy which the Agent or the Lenders may now or in the future have under the Loan Documents, at law or in equity or otherwise or be deemed to prejudice any rights or remedies which the Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document or under or in connection with any Default or Event of Default which may now exist or which may occur after the date hereof. The Credit Agreement and all other Loan Documents are hereby in all respects ratified and confirmed.

            (b) This Consent shall constitute a Loan Document. The breach by any Credit Party of any representation, warranty, covenant or agreement in this Consent shall constitute an immediate Event of Default hereunder and under the other Loan Documents.

            5. Outstanding Indebtedness; Waiver of Claims. The Borrower and the other Credit Parties hereby acknowledge and agree that as of July 14, 2004 the aggregate outstanding principal amount of the Revolving Credit Loan is $9,343,170.28 and such principal amount is payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. The Borrower and each other Credit Party hereby waive, release, remise and forever discharge Agent, Lenders and each other Indemnified Person from any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees) and disbursements and other costs of investigation or defense, including those incurred upon any appeal of any kind or character, known or unknown, which Borrower or any other Credit Party ever had, now has or might hereafter have against Agent or any Lender which relates, directly or indirectly, to any acts or omissions of Agent or such Lender or any other Indemnified Person on or prior to the Effective Date.

            6. Expenses. Each of Borrower and the other Credit Parties hereby reconfirms its respective obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation,

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preparation, execution and delivery of this Consent and all other documents and instruments delivered in connection herewith. Borrower shall pay to Agent all costs and expenses billed and owing in connection with this Consent and the other Loan Documents and due to Agent (including reasonable legal fees and expenses) on or before the 30th day following the date hereof.

            7. Effectiveness. This Consent shall become effective as of July 15, 2004 (the "Effective Date") only upon satisfaction in full in the judgment of the Agent of each of the following conditions:

            (a) Consent. Agent shall have received on or prior to July 23, 2004 three (3) original copies of this Consent duly executed and delivered by Agent, Lenders and Borrower and acknowledged and agreed to by each of the Credit Parties.

                  (b) Representations and Warranties. All representations and warranties contained in this Consent shall be true and correct on and as of the Effective Date.

            8. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENT AND LENDERS PERTAINING TO THIS CONSENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS CONSENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, LENDERS AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE NEW YORK COUNTY AND; PROVIDED, FURTHER THAT NOTHING IN THIS CONSENT OR ANY OF THE OTHER LOAN DOCUMENTS SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH CREDIT PARTY MAY HAVE BASED UPON LACK OF

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PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY
CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY'S ACTUAL RECEIPT THEREOF OR 3 BUSINESS DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

            9. Counterparts. This Consent may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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            IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered as of the day and year first above written.

                                        ATARI, INC.

                                        By:/s/ Harry M. Rubin
                                           ------------------
                                        Name: Harry M. Rubin
                                        Title: Senior Executive Vice President

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION, as Agent and Lender

                                        By:/s/ E.J. Hess
                                           -------------
                                        Name: E.J. Hess
                                        Its: Duly Authorized Signatory

                       [SIGNATURES CONTINUED ON NEXT PAGE]
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The undersigned Credit Parties hereby (i)
acknowledge, agree and consent to this
Consent and (ii) other than with respect to Reflections Interactive Limited, confirm and agree that their obligations under the Guaranty shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Consent.

ACKNOWLEDGED, CONSENTED and AGREED to as of the date first written above.

REFLECTIONS INTERACTIVE LIMITED

By:/s/ Harry M. Rubin
   ------------------
Name: Harry M. Rubin
Title: Director